As filed with the Securities and Exchange
                     Commission on June 12, 1998 SECURITIES
                             AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) June 2, 1998


                                  CAPITAL TRUST
             (Exact name of registrant as specified in its charter)



California                                             1-8063                                      94-6181186
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(State or other                                        (Commission                            (I.R.S. Employer
jurisdiction of                                        File Number)                           Identification No.)
incorporation)


605 Third Avenue, 26th Floor
New York, New York                                                                                        10016
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(Address of principal executive offices)                                                                 (Zip Code)


                                                  (212) 655-0220
------------------------------------------------------------------------------------------------------------------------------------
                                        (Registrant's telephone number, including area code)



------------------------------------------------------------------------------------------------------------------------------------
                           (Former name or former address, if changed since last report)



723058.4

ITEM 2.           Acquisition or Disposition of Assets

     On June 2, 1998, the Registrant originated a $36 million first mortgage acquisition and improvements loan (the "Loan") to Coolidge-South Markets Equities, L.P. (the "Borrower"). The Loan is secured by a portfolio of community shopping center properties and other retail properties located in south Florida (the "Portfolio"), and a pledge of the equity interests in the Borrower. In addition, there is a limited debt service guarantee from principals of the Borrower. The Registrant funded $32.3 million of the loan obligation at closing and retains an unfunded loan obligation of $3.7 million to fund reserves for tenant improvements, leasing commissions and base building capital expenditures.

     Proceeds of the Loan, in conjunction with equity funds contributed by principals of the Borrower, were used primarily to acquire the Portfolio and to establish reserves required under the loan documents. The Portfolio includes thirteen (13) community shopping center and other retail properties containing approximately 400,000 square feet of rentable space.

     The Loan was funded with existing cash on hand. The Loan has a term of three years and bears interest at a specified rate over LIBOR. Prepayment is permitted at any time subject to a prepayment penalty during the first eighteen
(18) months of the Loan and with no prepayment penalty during the final eighteen
(18) months of the Loan. In addition, the Borrower is required to pay a specified fee to the Registrant upon partial or full satisfaction of the Loan.


723058.4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CAPITAL TRUST
                                                 (Registrant)


Date: June 12, 1998                         By: /s/ Edward L. Shugrue III
                                                -------------------------------
                                            Name:  Edward L. Shugrue III
                                            Title: Chief Financial Officer



723058.4